News Release
Contact: Anna Davison, Investor Relations
866.475.0317 x11620
investorrelations@bridgepointeducation.com

Bridgepoint Education Reports Fourth Quarter and Full Year 2017 Results
SAN DIEGO (February 21, 2018) - Bridgepoint Education, Inc. (NYSE:BPI), a provider of postsecondary education services, today announced the results for its fourth quarter and full year ended December 31, 2017.
Financial Results for the Three Months Ended December 31, 2017
Revenue for the three months ended December 31, 2017 was $105.0 million, compared with revenue of $119.5 million for the three months ended December 31, 2016.
Operating loss for the three months ended December 31, 2017 was $6.5 million, compared with operating loss of $18.5 million for the three months ended December 31, 2016.
The Company recognized an income tax benefit of $0.5 million for the three months ended December 31, 2017, compared with income tax benefit of $4.3 million for the three months ended December 31, 2016.
Net loss for the three months ended December 31, 2017 was $5.7 million, compared with net loss of $13.8 million for the three months ended December 31, 2016.
Diluted loss per share for the three months ended December 31, 2017 was $0.20, compared with diluted loss per share of $0.30 for the three months ended December 31, 2016.
Non-GAAP Financial Results for the Three Months Ended December 31, 2017
Non-GAAP operating loss for the three months ended December 31, 2017 was $4.8 million, compared with non-GAAP operating loss of $1.8 million for the three months ended December 31, 2016. Non-GAAP operating loss for the three months ended December 31, 2017 excludes a legal settlement expense of $1.8 million and a reversal of restructuring and impairment charges of $0.1 million. Non-GAAP operating loss for the three months ended December 31, 2016 excludes a legal settlement expense of $0.2 million and restructuring and impairment charges of $16.5 million.
Non-GAAP net loss for the three months ended December 31, 2017 was $4.4 million, compared with non-GAAP net loss of $0.7 million for the three months ended December 31, 2016. Non-GAAP net loss for the three months ended December 31, 2017 excludes a legal settlement expense of $1.8 million, as well as a reversal of restructuring and impairment charges of $0.1 million and the related tax effect. Non-GAAP net loss for the three months ended December 31, 2016 excludes a legal settlement expense of $0.2 million and restructuring and impairment charges of $16.5 million and the related tax effect.
Non-GAAP diluted loss per share for the three months ended December 31, 2017 was $0.16, compared with non-GAAP diluted loss per share of $0.01 for the three months ended December 31, 2016.
Financial Results for the Year Ended December 31, 2017
Revenue for the year ended December 31, 2017 was $478.4 million, compared with revenue of $527.1 million for the year ended December 31, 2016.
Operating income for the year ended December 31, 2017 was $7.9 million, compared with operating loss of $40.2 million for the year ended December 31, 2016.
The Company recognized an income tax benefit of $1.2 million for the year ended December 31, 2017, compared with income tax benefit of $7.9 million for the year ended December 31, 2016.

Net income for the year ended December 31, 2017 was $10.5 million, compared with net loss of $30.0 million for the year ended December 31, 2016.
Diluted income per share for the year ended December 31, 2017 was $0.32, compared with diluted loss per share of $0.65 for the year ended December 31, 2016.
Non-GAAP Financial Results for the Year Ended December 31, 2017
Non-GAAP operating income for the year ended December 31, 2017 was $17.6 million, compared with non-GAAP operating income of $12.1 million for the year ended December 31, 2016. Non-GAAP operating income for the year ended December 31, 2017 excludes a legal settlement expense of $1.8 million and restructuring and impairment charges of $7.9 million. Non-GAAP operating income for the year ended December 31, 2016 excludes a legal settlement expense of $33.1 million and restructuring and impairment charges of $19.3 million.
Non-GAAP net income for the year ended December 31, 2017 was $19.2 million, compared with non-GAAP net income of $8.4 million for the year ended December 31, 2016. Non-GAAP net income for the year ended December 31, 2017 excludes a legal settlement expense of $1.8 million, as well as restructuring and impairment charges of $7.9 million and the related tax effect. Non-GAAP net income for the year ended December 31, 2016 excludes a legal settlement expense of $33.1 million and restructuring and impairment charges of $19.3 million and the related tax effect.
Non-GAAP diluted income per share for the year ended December 31, 2017 was $0.59, compared with non-GAAP diluted income per share of $0.18 for the year ended December 31, 2016.
Balance Sheet and Cash Flow
As of December 31, 2017, the Company had combined cash, cash equivalents and investments of $187.2 million, compared with cash, cash equivalents and investments of $357.2 million as of December 31, 2016.
The Company used $4.1 million of cash in operating activities during the year ended December 31, 2017, compared with $11.1 million of cash provided by operating activities during the year ended December 31, 2016.
Student Enrollment
Total student enrollment at the Company’s academic institutions, Ashford University and University of the Rockies, was 40,730 at December 31, 2017, compared with total student enrollment of 45,087 at December 31, 2016.
About Non-GAAP Financial Measures
This press release contains non-GAAP financial measures for non-GAAP operating income, non-GAAP net income and non-GAAP diluted income per share, which exclude a legal settlement expense, restructuring and impairment charges, and certain income tax adjustments, as applicable. These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles (GAAP) and are not based on a comprehensive set of accounting rules. Management believes non-GAAP financial measures are useful in providing investors with an understanding of how specific line items in the consolidated statements of income are affected by items that may not be indicative of the operating results of the Company’s core business. To the extent that other companies use similar methods in calculating and reporting non-GAAP operating results, the Company believes provision of supplemental non-GAAP financial information allows for a meaningful comparison of the Company’s performance against the performance of other companies. The Company further believes that these non-GAAP financial measures provide useful information regarding its ongoing operating activities and business trends related to its results of operations, as well as a meaningful comparison with historical financial results. The Company’s management and board of directors utilize these non-GAAP financial measures, together with the Company's financial statements prepared in accordance with GAAP, in developing operating budgets and evaluating the Company's performance. These non-GAAP financial measures are intended to supplement GAAP financial information, and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Refer to the accompanying tables for a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Earnings Conference Call and Webcast
Bridgepoint Education will host a conference call and webcast at 5:00 p.m. ET (2:00 p.m. PT) today to discuss its latest financial results and recent highlights. The dial-in number for callers in the United States / Canada is (866) 859-7412, and the dial-in number for other callers is (832) 900-4623. The access code for all callers is 8098438. A live broadcast of the call will also be available on the Company's website at http://ir.bridgepointeducation.com.
A replay of the call will be available via telephone through March 23, 2018. To access the replay, callers in the United States and Canada should dial (855) 859-2056 and other callers should dial (404) 537-3406. The access code for all callers is 8098438.
About Bridgepoint Education
Bridgepoint Education, Inc. (NYSE:BPI) harnesses the latest technology to reimagine the modern student experience. Bridgepoint owns two academic institutions - Ashford University and University of the Rockies. Together, these programs, technologies, and resources represent a unique model for advancing education in the 21st century. Bridgepoint stands for greater access, social learning, and exposure to leading minds. For more information, visit www.bridgepointeducation.com or www.facebook.com/BridgepointEducation
Forward-Looking Statements
This news release may contain forward-looking statements, including, without limitation, statements regarding management’s intentions, hopes, beliefs or expectations, and statements regarding the Company's outlook for 2018 and beyond. These forward-looking statements are subject to risks and uncertainties that could cause the Company's actual performance or results to differ materially from those expressed in or suggested by such statements. Such risks and uncertainties include, without limitation, the failure to comply with the extensive regulatory framework applicable to the Company and its institutions, adverse administrative, economic, legislative or regulatory changes affecting the Company and its institutions, the imposition of fines or other corrective measures against the Company's institutions, competition in the postsecondary education market and its potential impact on the Company's market share, recruiting costs and tuition rates, reputational and other risks related to potential compliance audits, regulatory or legal actions, negative publicity or service disruptions, and the inability to recruit and retain students or develop new or expanded programs in a timely and cost-effective manner.
Additional information on factors that could affect the Company's performance or results is included from time to time in the Company's filings with the Securities and Exchange Commission (SEC), including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2017 to be filed with the SEC, the Company's quarterly reports on Form 10-Q and the Company's current reports on Form 8-K. You should not place undue reliance on any forward-looking statements. Forward-looking statements are made on the basis of management's good faith beliefs, expectations and assumptions regarding future events based on information available at the time such statements are made. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements to reflect actual results or any changes in assumptions, expectations or other factors affecting such forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

BRIDGEPOINT EDUCATION, INC.
Consolidated Statements of Income (Loss)
(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Revenue	$104,959	$119,535	$478,397	$527,090
Costs and expenses:
Instructional costs and services	55,305	63,769	237,248	263,898
Admissions advisory and marketing	43,256	45,408	175,389	202,206
General and administrative	10,362	12,134	47,381	48,843
Legal settlement expense	1,845	170	1,845	33,088
Restructuring and impairment charges	678	16,510	8,682	19,276
Total costs and expenses	111,446	137,991	470,545	567,311
Operating income (loss)	(6,487)	(18,456)	7,852	(40,221)
Other income, net	346	414	1,511	2,306
Income (loss) before income taxes	(6,141)	(18,042)	9,363	(37,915)
Income tax benefit	(456)	(4,253)	(1,174)	(7,875)
Net income (loss)	$(5,685)	$(13,789)	$10,537	$(30,040)
Income (loss) per share:
Basic	$(0.20)	$(0.30)	$0.33	$(0.65)
Diluted	$(0.20)	$(0.30)	$0.32	$(0.65)
Weighted average number of common shares outstanding used in computing income (loss) per share:
Basic	28,275	46,373	32,058	46,228
Diluted	28,275	46,373	32,794	46,228

BRIDGEPOINT EDUCATION, INC.
Consolidated Balance Sheets
(In thousands, except par value)

	As of December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$185,098	$307,802
Restricted cash	20,428	24,533
Investments	2,065	49,434
Accounts receivable, net	27,077	26,457
Prepaid expenses and other current assets	22,388	23,467
Total current assets	257,056	431,693
Property and equipment, net	10,434	12,218
Goodwill and intangibles, net	14,593	17,419
Other long-term assets	5,456	2,046
Total assets	$287,539	$463,376
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$71,165	$77,866
Deferred revenue and student deposits	68,207	74,666
Total current liabilities	139,372	152,532
Rent liability	7,001	16,508
Other long-term liabilities	12,708	13,630
Total liabilities	159,081	182,670
Total stockholders' equity	128,458	280,706
Total liabilities and stockholders' equity	$287,539	$463,376

BRIDGEPOINT EDUCATION, INC.
Consolidated Statements of Cash Flows
(In thousands)

	Year Ended December 31,
	2017	2016
Cash flows from operating activities
Net income (loss)	$10,537	$(30,040)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Provision for bad debts	32,151	32,583
Depreciation and amortization	8,863	13,082
Amortization of premium/discount	20	68
Deferred income taxes	(600)	28
Stock-based compensation	3,632	7,317
Loss on impairment of student loans receivable	—	7,542
Net loss (gain) on marketable securities	(274)	(164)
Loss on termination of leased space	5,829	13,244
Loss on disposal or impairment of fixed assets	864	3,024
Changes in operating assets and liabilities:
Accounts receivable	(32,771)	(34,790)
Prepaid expenses and other current assets	280	13,225
Student loans receivable	—	876
Other long-term assets	(3,066)	3,274
Accounts payable and accrued liabilities	(12,908)	4,778
Deferred revenue and student deposits	(6,460)	(14,078)
Other liabilities	(10,172)	(8,886)
Net cash (used in) provided by operating activities	(4,075)	11,083
Cash flows from investing activities
Capital expenditures	(3,387)	(1,925)
Purchases of investments	(315)	(20,260)
Capitalized costs for intangible assets	(553)	(830)
Sales of investments	214	—
Maturities of investments	47,725	37,756
Net cash provided by investing activities	43,684	14,741
Cash flows from financing activities
Proceeds from exercise of stock options	3,848	1,331
Proceeds from the issuance of stock under employee stock purchase plan	289	246
Tax withholding on issuance of stock awards	(1,860)	(1,896)
Repurchase of common stock	(168,695)	—
Net cash used in financing activities	(166,418)	(319)
Net (decrease) increase in cash, cash equivalents and restricted cash	(126,809)	25,505
Cash, cash equivalents and restricted cash at beginning of period	332,335	306,830
Cash, cash equivalents and restricted cash at end of period	$205,526	$332,335

BRIDGEPOINT EDUCATION, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$(6,487)	$(18,456)	$7,852	$(40,221)
Legal settlement expense	1,845	170	1,845	33,088
Restructuring and impairment charges	(120)	16,510	7,884	19,276
Non-GAAP operating income (loss)	$(4,762)	$(1,776)	$17,581	$12,143

Net Income (Loss) Reconciliation:
GAAP net income (loss)	$(5,685)	$(13,789)	$10,537	$(30,040)
Legal settlement expense	1,845	170	1,845	33,088
Restructuring and impairment charges	(120)	16,510	7,884	19,276
Income tax impact	(444)	(3,566)	(1,034)	(13,973)
Non-GAAP net income (loss)	$(4,404)	$(675)	$19,232	$8,351

Diluted Income (Loss) Per Share Reconciliation:
GAAP diluted income (loss) per share	$(0.20)	$(0.30)	$0.32	$(0.65)
Legal settlement expense	0.07	0.01	0.06	0.71
Restructuring and impairment charges	(0.01)	0.35	0.24	0.42
Income tax impact	(0.02)	(0.07)	(0.03)	(0.30)
Non-GAAP diluted income (loss) per share	$(0.16)	$(0.01)	$0.59	$0.18